                                                                   EXHIBIT 10.16


                             MANUFACTURING AGREEMENT
                             -----------------------
                                     BETWEEN
                                     -------
                              CROSSCOMM CORPORATION
                              ---------------------
                                      AND
                                      ---
                     LOCKHEED COMMERCIAL ELECTRONICS COMPANY
                     ---------------------------------------

                              AMENDMENT NUMBER (2)
                              --------------------

Section 3.1 is amended as listed herein:

     3.1 This agreement as amended herein shall commence as of the effective date, December 31, 1993 and continue through December 31, 1996.

Section 4.1a is replaced as listed herein:

     4.1a Unit pricing is listed in Exhibit A reflects a 17.25% mark-up on material cost and shall be clearly specific to a corresponding assembly revision level. The 17.25% mark-up assumes 1994 business volume will be between $12 and $25 million. Pricing for 1995 and 1996 will use the same format with the actual mark-up to be negotiated 90 days prior to the new year.

Section 4.1e is replaced as listed herein:

     4.1e Component pricing in Exhibit E will be reviewed and negotiated quarterly beginning with each calendar year. Total material will be reviewed and revised semi-annually beginning with the calendar year. Product pricing in Exhibit A will be adjusted accordingly.

Section 6.2 is altered in the order change section by adding the following:

     The above Remaining Lead Time schedule is for circuit board assemblies.

     For unit builds CrossComm will provide LCEC with weekly mix requirements for unit shipments for the following weeks shipments. In the event that CrossComm does not provide the mix requirements by Wednesday for the following week, LCEC will use the 12 month forecast for that weeks requirements. LCEC will make a reasonable effort to comply with schedule changes. Unit mix changes will be limited by burn-in requirements and the availability of the option boards.

Section 7.4 is added as follows:

     7.4 For EC's generated by LCEC which result in cost reduction, the parties agree to share the resultant savings 50/50. The savings from cost reduction EC's originated by CrossComm will be retained by CrossComm.

     In witness whereof, the parties hereto have executed this amendment as of the date set forth below.

LOCKHEED COMMERCIAL ELECTRONICS COMPANY     CROSSCOMM CORPORATION

BY:                                         BY:

/s/ Roger M. Damphousse                     /s/ Arthur Coviello
---------------------------------------     -----------------------------------
Roger M. Damphousse                         Arthur Coviello
President                                   Vice President, Finance
Date: 2/11/94                               Date: 2/11/94
     ------------------                          ---------------------

Page 1 of 1                                         Date: February 11, 1994
                                                          -----------------